SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported)          July 1, 1998

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                                  IMATRON INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


        0-12405                                        94-2880078
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(Commission File Number)                   (I.R.S. Employer Identification No.)

            389 Oyster Point Boulevard, South San Francisco, CA 94080
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       (Address of Principal Executive Offices)                     (Zip Code)

                                 (415) 583-9964
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events.

         Effective   July  1,  1998,   GE  Medical   Systems  was   appointed  a
non-exclusive sales representative for the company's products. A copy of the Sales Representative Agreement is attached hereto as Exhibit 5.1.*


ITEM 7.  EXHIBITS

         5.1      Sales Representative Agreement effective July 1, 1998.*

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IMATRON INC.
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Date: July 15, 1998              By:/s/ Gary H. Brooks
                               ----------------------------
                                        Gary H. Brooks
                                 Its: Vice President, Finance and
                                 Administration, Chief Financial
                                 Officer and Secretary






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*     Confidential treatment request pending regarding Exhibit.